Exhibit 99.1
Recent IRI Data Shows Strong Growth Solid retail sales growth in the cough/cold/allergy/sinus category +13% vs. prior 4wk period ended 11/5/06 (VPP) +7% vs. prior year 4wk period ended 11/27/05 (VYA) Total Mucinex(r) retail sales outpace the category +33% VPP +52% VYA Total Mucinex(r) achieves a 4wk share of 9.5% +1.3pts VPP +2.9pts VYA Delsym(r) share increases 3.2 pts to 17.4% of cough syrup segment Source: Information Resources Inc (IRI) dollar sales data for 4wks ending 12/3/06 for the c/c/a/s category.

Mucinex(r) Season-to-Date: Market Share Growth 3.8 3.9 3.5 3.5 3.9 3.8 1.9 2.4 2.0 2.8 2.4 3.4 0.9 1.1 0.3 1.2 0.5 - 0.3 - 0.6 0.5 - 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0 11/27/05 12/03/06 11/27/05 12/03/06 11/27/05 12/03/06 Mucinex SE Mucinex DM Mucinex D Children's Liquids Mini Melts 5.7 7.4 5.6 8.2 6.6 9.5 52 weeks 12 weeks 4 weeks